EXHIBIT 99.1

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company			Page 1 of 3

	Statement Number:	55

Chapter 11	For the Period FROM:	5/1/2006

Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	5/31/2006

Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)		Collateral	Concentration	City National
		Account	Account	Collection Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$8,857,312.27	$7,228,229.89	$547,933.52

B. Less: Total Disbursements per all Prior Statements		$7,420,954.55	$7,192,139.18	$6,092.48

C. Beginning Balance		$1,704,690.93	$102,046.92	$541,841.04

D. Receipts during Current Period
Description

5/3/2006	Media Film			$2,755.00
5/8/2006	Lifetime	$225,000.00
5/8/2006	Disney	$1,082.00
5/12/2006	Wire Transfer — KL Chase		$40,000.00
5/31/2006	Wire in Progress — KL Chase		$175,000.00
5/31/2006	interest	$8,095.14

TOTAL RECEIPTS THIS PERIOD		$234,177.14	$215,000.00	$2,755.00	—

E. Balance Available (C plus D)		$1,938,868.07	$317,046.92	$544,596.04	$—

	DEBTOR IN POSSESSION INTERIM STATEMENT NO: 54				Page 2 of 3
F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose
5/5/2006	38498	Bonded Services, Inc		$6,584.65
5/5/2006	38499	Accurate Express		$15.00
5/5/2006	38500	KEVIN MARINO		$176.85
5/5/2006	38501	Recall		$1,244.45
5/5/2006	38502	Qwest Communications		$47.10
5/5/2006	38503	United States Trustee		$250.00
5/5/2006	38504	United States Trustee		$3,750.00
5/5/2006	38505	United States Trustee		$250.00
5/5/2006	38506	United States Trustee		$250.00
5/5/2006	38507	United States Trustee		$250.00
5/5/2006	38508	United States Trustee		$250.00
5/5/2006	38509	United States Trustee		$250.00
5/5/2006	38510	United States Trustee		$250.00
5/5/2006	38511	United States Trustee		$250.00
5/5/2006		ADP Fees		$106.17
5/9/2006	8293	Payroll		$1,319.76
5/9/2006	8294	Payroll		$10,794.68
5/9/2006	8295	Payroll		$1,544.03
5/9/2006	8296	Payroll		$2,744.04
5/9/2006		ADP Taxes		$8,463.72
5/12/2006		ADP Fees		$20.00
5/12/2006		Wire Transfer — KL	$40,000.00
5/15/2006		Service Charge		$89.11
5/19/2006		ADP Fees		$106.17
5/19/2006	38512	Point 360		$1,440.60
5/19/2006	38513	Bowne of Los Angeles, Inc		$783.00
5/19/2006	38514	KEREN AMINIA		$500.00
5/19/2006	38515	Blue Shield of California		$373.00
5/19/2006	38516	Federal Express		$72.46
5/19/2006	38517	Accurate Express		$53.20
5/22/2006		ADP Taxes		$8,419.51
5/23/2006	8297	Payroll		$1,319.75
5/23/2006	8298	Payroll		$10,743.82
5/23/2006	8299	Payroll		$1,544.02
5/23/2006	8300	Payroll		$2,744.02
5/26/2006		ADP Fees		$289.33
5/30/2006	38518	Morgan Lewis & Bockius		$13,203.41
5/30/2006	38519	Brandon & Morner-Ritt		$11,560.14
5/30/2006	38520	Clumeck,Stern,Schenkelburg& Getzo		$9,961.00
5/30/2006	38521	AT&T		$82.33
5/30/2006	38522	AT&T		$366.28
5/30/2006	38523	Arrowhead		$18.42
5/30/2006	38524	Tango Entertainment		$35.94
5/30/2006	38525	Health Net		$4,187.18
5/30/2006	38526	New Beginnings Enterprises		$4,174.95
5/30/2006	38527	Parking Management Group		$125.00
5/30/2006	38528	Qwest Communications		$95.79
5/30/2006	38529	Bonded Services, Inc		$13,172.98
5/30/2006	38530	Bowne of Los Angeles, Inc		$947.00
5/30/2006	38531	Recall		$1,811.00
5/30/2006	38532	Stutman Treister & Glatt		$76,752.39
5/31/2006		Wire in Progress — KL Chase	$175,000.00
5/31/2006		Control Agreement Fee			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$215,000.00	$203,782.25	$50.00	—

G. Ending Balance (E less F)			$1,723,868.07	$113,264.67	$544,546.04	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 54	Page 3 of 3

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£451,911.14	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£223,885.82	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89
I: Other monies on hand (continued):
Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$16,890.04
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$30,056.61
Denial Venture	1890-69-6501	$151,936.14
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$8,097.50
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/Alice P. Neuhauser
Debtor in Possession